VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Global Growth Fund

Supplement dated December 9, 2009
to the
Prospectus dated July 31, 2009,
as previously supplemented on October 20, 2009, September 14, 2009 and August 14, 2009

The Prospectus is hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Van Kampen Global Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into a fund on the Morgan Stanley institutional platform with the same investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees has approved the proposed Reorganization, subject to shareholder approval. The proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

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GGSPT 12/09